CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the TIP Funds (File No. 333-00641).


                                            /s/ Arthur Andersen LLP
                                            -----------------------------------

Philadelphia, PA
  January 21, 1998